UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2013

USA ZHIMINGDE INTERNATIONAL GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52072	62-1299374
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

225 Broadway, Suite 910, New York, NY 10007	10007
(Address of Principal Executive Offices)	(Zip Code)

(212) 608-8858
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01           Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On July 7, 2013, USA Zhimingde International Group Corporation (the “Company”) approved the dismissed its independent registered public accounting firm, Marcum LLP (“Marcum LLP”).  The dismissal was approved by the Company’s Board of Directors.

Marcum LLP issued an audit report on the Company’s balance sheet as of December 31, 2012 and the related statements of operations, changes in stockholders’ deficiency, and cash flows for the year then ended.  Marcum LLP 's report on the financial statements of the Company for the year ended December 31, 2012 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that the report contained an explanatory paragraph indicating there is substantial doubt about the Company's ability to continue as a going concern on the financial statements of the Company for the year ended December 31, 2012.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2012, and through July 7, 2013, there were (i) no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum LLP would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (ii) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K were communicated except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.

The Company furnished Marcum LLP with a copy of this Form 8-K, providing Marcum LLP with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statement made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Marcum LLP dated  July 11, 2013, is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On July 11, 2013 the Company engaged Patrizio & Zhao, LLC (“PZ LLC”) as its independent registered public accounting firm.  The engagement was approved by the Company’s Board of Directors.

Prior to July 11, 2013, neither the Company nor anyone acting on its behalf consulted with PZ LLC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that PZ LLC concluded was an important factor considered by the Company  in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01     Financial Statements And Exhibits

(d)           Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Marcum LLP dated July 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA ZHIMINGDE INTERNATIONAL GROUP CORPORATION

Dated: July 12, 2013	By:	/s/ Zhongquan Zou
Zhongquan Zou Chief Executive Officer